SUPPLEMENT DATED JULY 15, 2005

TO

SALOMON BROTHERS OPPORTUNITY FUND INC

PROSPECTUS

DATED DECEMBER 30, 2004

The information set forth under the heading “Financial Highlights” is amended to insert the following prior to the financial highlights table:

PricewaterhouseCoopers LLP has resigned as the independent registered public accounting firm for the Fund effective July 11, 2005. The Fund’s Audit Committee has approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP, subject to the right, of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

SAM0740